PENNCORP FINANCIAL GROUP, INC.
                        INSURANCE HOLDING COMPANY SYSTEM
                             As of December 31, 1998


PENNCORP FINANCIAL GROUP, INC. (Delaware)
   K.B. Management, L.L.C. (New York)
   K.B. Investment, L.L.C. (New York) *
            K.B. Investment Fund I, L.P. (Delaware) *
   Southwestern Financial Corporation (Delaware)
            Southwestern Financial Services Corporation (Delaware)
                     BGFRTS L.L.C. (Texas) *
            Constitution Life Insurance Company (Texas)
                     Southwestern Life Insurance Company (Texas)
                              GSSW Limited Partnership (Delaware) *
                              I.C.H. Funding Corp. (Delaware)
                              Quail Creek Recreation, Inc. (Arizona)
                                      GSSW-REO Ownership Corporation (Texas)
                              Saddlecreek Enterprise, L.L.C. (Texas)*
                                      Quail Creek Water Company, Inc. (Arizona)
                     Union Bankers Insurance Company (Texas)
                              Marquette National Life Insurance Company (Texas)
   American-Amicable Holdings Corporation (Delaware)
            Pioneer Security Life Insurance Company (Texas)
                     Security Life and Trust Company (Texas)
                              Group Consultants, Inc. (Georgia)
                              The Network Agency, Inc. (Ohio)
                              Integon Life Network Corporation (North Carolina)
                     Occidental Life Insurance Company of North Carolina (Texas) American-Amicable Life Insurance Company of Texas (Texas)
                              Pioneer American Insurance Company (Texas)
                              ALICO Management Company (Texas)
   Pacific Life and Accident Insurance Company (Texas)
            Professional Insurance Company (Texas) *
            Pennsylvania Life Insurance Company (Pennsylvania)
            Pennsylvania Life Insurance Company (Canadian Branch)
                     Peninsular Life Insurance Company (North Carolina)
                     PennCorp Life Insurance Company (Canada)
                              PennCorp Canada Marketing, Inc. (Canada)
            United Life & Annuity Insurance Company (Texas)
                     Marketing One Financial Corporation (Delaware) *
                              Marketing One, Inc. (Nevada)
        Marketing One Investment Services Corporation (Texas)
                 Finesse Investments, Inc. (Hawaii)
              Marketing One of Alabama, Inc. (Alabama)
             Marketing One Securities, Inc. (California)
                  Tax Savers Agency, Inc. (Ohio) *
                              Premier One, Inc. (North Carolina)
                     United Variable Services, Inc. (Oregon)
   UC Mortgage Corp. (Delaware)
   PennCorp Financial, Inc. (Delaware)
            California Sales Agency, Inc. (California)
            Midwest Region, Inc. (Iowa)
                     Midwest Region Inc. of Colorado (Colorado)
            Mississippi Region Associates, Inc. (Alabama)
            Safe Drivers Agency Limited (United Kingdom)
            Southeastern Region Associates, Inc. (Alabama)
            United Silver Spring Associates, Inc. (Delaware)
            PennCorp Financial Services, Inc. (Delaware)
                     Kivex, Inc. (Delaware)
            PennCorp Occidental Corp. (Delaware)
                     Penn La Franco Corporation (British Virgin Islands)

* Ownership information on companies not 100% wholly owned by immediate parent:

1. K.B. Investment, L.L.C. - 99% owned by PennCorp Financial Group, Inc. and 1% owned by American-Amicable Holdings Corp.

2. K.B. Investment Fund I, L.P. - Delaware limited partnership whose general partner is K.B. Investment, L.L.C.

3. BGFRTS, L.L.C. - 50% owned by Southwestern Financial Services Corporation and 50% owned by Southwestern Life Insurance Company.

4. GSSW Limited Partnership - 99% owned by Southwestern Life Insurance Company and 1% owned by BGFRTS, L.L.C.

5. Saddlecreek Enterprise, L.L.C. - 50% owned by Southwestern Life Insurance Company and 50% owned by Stone Realty, Inc., a non-life affiliate.

6. Professional Insurance Company - 99.9% owned by Pacific Life and Accident Insurance Company; 1% owned by outside parties.




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                         PENNCORP FINANCIAL GROUP, INC.
       INSURANCE HOLDING COMPANY SYSTEM - INSURERS & PARENT COMPANIES ONLY
                             As of December 31, 1998


PENNCORP FINANCIAL GROUP, INC. (Delaware)
   Southwestern Financial Corporation (Delaware)*
            Southwestern Life Companies, Inc. (Delaware)
                     Constitution Life Insurance Company (Texas)
                              Southwestern Life Insurance Company (Texas)
                              Union Bankers Insurance Company (Texas)
          Marquette National Life Insurance Company (Texas)
   American-Amicable Holdings Corporation (Delaware)
            Pioneer Security Life Insurance Company (Texas)
                     Security Life and Trust Insurance Corporation (Texas) Occidental Life Insurance Company of North Carolina (Texas) American-Amicable Life Insurance Company of Texas (Texas)
                              Pioneer American Insurance Company (Texas)
   Pacific Life and Accident Insurance Company (Texas)
            Professional Insurance Company (Texas) *
            Pennsylvania Life Insurance Company (Pennsylvania)
            Pennsylvania Life Insurance Company (Canadian Branch)
                     Peninsular Life Insurance Company (North Carolina)
                     PennCorp Life Insurance Company (Canada)
            United Life & Annuity Insurance Company (Louisiana)

Ownership information on companies not 100% wholly owned by immediate parent:

     Professional Insurance Company - 99.9% owned by Pacific Life and Accident Insurance Company; 1% owned by outside parties.